ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2024
Accounts Payable and Accrued Liabilities [Abstract]
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

As of December 31, 2024 and 2023, accounts payable and accrued liabilities consisted of the following:

	2024	2023

	(in thousands)

Funds held for customers	$748,181	$650,946
Trade accounts payable	249,610	206,980
Compensation and benefits	222,470	246,109
Contract liabilities	197,564	183,625
Payment network fees	221,349	244,744
Income taxes	206,917	136,395
Interest	171,220	166,039
Third-party commissions	86,955	92,827
Operating leases	58,036	64,371
Miscellaneous taxes and withholdings	57,883	53,055
Third-party processing fees	36,251	29,593
Unclaimed property	24,328	22,552
Audit and legal	15,575	16,723
Current portion of accrued buyout liability(1)	14,358	13,719
Other	315,462	255,845
	$2,626,159	$2,383,523

(1) The noncurrent portion of accrued buyout liability of $23.5 million and $69.1 million is included in other noncurrent liabilities in the consolidated balance sheets as of December 31, 2024 and 2023, respectively.

During the year ended December 31, 2024, certain actions were taken to align our workforce to our new operating model. During the year ended December 31, 2024, we recognized charges for employee termination benefits of $99.6 million, which included $19.4 million of share-based compensation expense. These charges are presented within selling, general and administrative expenses in our consolidated statements of income and included within Corporate expenses for segment reporting purposes. At December 31, 2024, accounts payable and accrued liabilities in the consolidated balance sheet included obligations totaling $6.3 million for employee termination benefits, which are expected to be paid within the next 12 months.